Overlay Shares Small Cap Equity ETF Trading Symbol: (OVS) Listed on NYSE Arca, Inc. Summary Prospectus October 2, 2019 www.overlayshares.com

Before you invest, you may want to review the Overlay Shares Small Cap Equity ETF (the “Fund” or “Small Cap ETF”) Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 26, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.overlayshares.com. You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.
IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future Fund shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective
The Overlay Shares Small Cap Equity ETF (the “Fund” or “Small Cap ETF”) seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.07%
Total Annual Fund Operating Expenses	0.82%

[1]	Estimated for the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$84	3 Years:	$262
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by (i) investing in one or more other ETFs that seek to obtain exposure to the performance of U.S. small cap equity securities or directly in the securities held by such ETFs (collectively, the “Underlying Investments”) and (ii) selling and purchasing listed short-term put options to generate income to the Fund (the “Overlay Strategy”).
The Overlay Strategy seeks to generate income for the Fund by utilizing a “put spread” consisting of the sale of exchange-listed short-term put options (“Short Puts”) with a notional value (strike price times the value of the shares) up to 100% of the Fund’s net assets and the purchase of an identical number of short-term put options (“Long Puts”) with a lower strike price. The Fund seeks to generate income from the sale and purchase of put options with a lower strike price to hedge against a decline in the options’ underlying asset, the S&P 500 Index, which consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.
A put option gives the purchaser of the option, in exchange for the premium paid, the right to sell the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). In contrast, the seller of a put option, in exchange for the premium received, is obligated to sell the underlying asset at the strike price on the expiration date. In the event the underlying asset declines in value, the value of a put option will generally increase. In the event the underlying asset appreciates in value, the value of a put option will generally decrease. The options sold by the Fund are expected to have an expiration date within one to two weeks of their purchase date. The strike price of the Short Puts will be less than the value of the S&P 500 Index at the time such options are sold, and the strike price of the Long Puts will be less than the strike price of the Short Puts. The difference between such strike prices is based on the Adviser’s judgment as to the level of expected volatility in the market prior to the options’ expiration. Because the Long Puts will have a lower strike price than the Short Puts, the Long Puts are not expected to completely protect the Fund from a decline in the S&P 500 Index.
The Fund’s Overlay Strategy is designed to seek to generate a positive return in rising and flat equity markets, and may generate a positive return in equity markets that are modestly declining, assuming the net premium collected from the options sold and purchased exceeds the net cost to close the option positions. In an effort to limit losses in declining equity markets, the Fund may reduce its sale of Short Puts and/or purchase of Long Puts with strike prices closer to the strike prices of the Short Puts.
The Fund focuses primarily on equity index options which offer both European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value instead of allowing the seller to take delivery of securities).
The potential returns of the Fund are generally limited to the amount of cash (premiums) the Fund receives when selling Short Puts, net of any cash (premiums) paid by the Fund to purchase Long Puts, plus the returns of the Underlying Investments in which the Fund invests. The Fund’s sale and purchase of put options may result in the generation of positive returns for the Fund; however, the loss potential if the strategy is not effective may be greater than the profit potential. The Fund may lose significantly more than the premiums it receives in highly volatile market conditions.
The Fund will segregate cash and/or other liquid assets in an amount equal to the Fund’s obligations under each Short Put so that each option sold will be secured, or “covered.” The Adviser intends to limit the use of leverage by ensuring that the Fund’s potential obligations from the Short Puts will not exceed the Fund’s total net assets.
The Adviser employs a disciplined portfolio construction process that relies on guidelines to govern capital allocations based on a quantitative methodology designed by the Adviser to measure the perceived risk of the broad U.S. equity market. In making this determination, the Adviser considers various factors including but not limited to the overall volatility (rate of change) in the markets. The Adviser bases allocation decisions on a combination of quantitative risk metrics and a qualitative assessment of potential risk/reward scenarios, with the ultimate goals of mitigating the effects of volatility in the Fund’s portfolio and maintaining adequate portfolio diversification while seeking to achieve the Fund’s targeted return. The Adviser evaluates the metrics associated with the valuation of options, including volatility, time to expiration and the relationship of the exercise price to the prevailing market price of the underlying instrument. There can be no guarantee that the Adviser will be successful in implementing the Fund’s strategy. During market conditions in which market volatility rises, the price of options could rise, which, in turn, could have a detrimental effect on the Fund’s performance and achieving its targeted return.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net NAV, trading price, yield, total return and/or ability to meet its objective. The following risks could affect the value of your investment in the Fund:

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Derivatives Securities Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Index. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying asset or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

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Equity Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•	ETF Risk. The Fund is an ETF and invests in other ETFs and, as a result of this structure, is exposed directly and indirectly to the following risks:

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

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Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

•	Market Capitalization Risk.

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Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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New Fund Risk. The Fund is a recently organized, diversified management investment company with no operating history. As a result, prospective investors have no track record on which to base their investment decision.

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Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.
The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. While the Fund will segregate liquid assets at least equal in value to the maximum potential loss for the Fund, the Fund could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.

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Tax Risk. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.overlayshares.com.
Portfolio Management
Adviser    Liquid Strategies, LLC
Portfolio Managers    Bradley Ball, Adam Stewart, CFA, Shawn Gibson and Justin Boller, CFA, have been portfolio managers of the Fund since its inception in 2019.
Purchase and Sale of Shares
The Fund’s Shares are listed on the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of at least 25,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of cash.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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